EXHIBIT 99




                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




     In connection with the quarterly report of the Cornerstone Mortgage Investment Group II, Inc. on Form 10-Q for the period ending September 30, 2002, as filed with the Securities and Exchange Commission on the date herof (the "Report"), I, John C. Heisler, Chief Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                              /s/ John C. Heisler
                              -----------------------
                              John C. Heisler
                              Chief Financial Officer
                              Cornerstone Mortgage Investment Group II, Inc. November 8, 2002

EXHIBIT 99




                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




     In connection with the quarterly report of the Cornerstone Mortgage Investment Group II, Inc. on Form 10-Q for the period ending September 30, 2002, as filed with the Securities and Exchange Commission on the date herof (the "Report"), I, Philip R. Schwab, Chief Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                               /s/ Philip R. Schwab
                               -----------------------
                               Philip R. Schwab
                               Chief Executive Officer
                               Cornerstone Mortgage Investment Group II, Inc. November 8, 2002


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